UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 14, 2005
                                                        ------------------

                              VIPER NETWORKS, INC.
     -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                      Utah
                            (State of Incorporation)

                                     0032939
                              (Commission File No.)

                                   87-0410279
                        (IRS Employer Identification No.)

              10373 Roselle Street, Suite 170, San Diego, CA 92121
                     (Address of Principal Executive Office)

        Registrant's telephone number including area code: (858) 452-8737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Item 1.01       Entry into a Material Definitive Agreement

Effective March 8, 2005, the Board of Directors of Viper Networks, Inc. appointed Donald W. Sinnar as Senior Vice President of Worldwide Sales. In connection with this appointment, an Employment Agreement was entered into with Mr. Sinnar.

Item 5.01 Appointment of Senior Vice President of Worldwide Sales

Mr. Sinnar is an experienced executive in the high technology, software and telecommunications industries. He has held roles as Chief Executive and General Manager at several multi-national and early stage companies where he was successful in rapidly building revenue and capital formation. Mr. Sinnar is adept at launching new products and businesses worldwide, rapidly building revenue through his professional contacts. He has taken three companies through successful IPOs and arranged mergers/acquisitions of more than a dozen companies.

Mr. Sinnar has held senior marketing executive positions at IBM, GTC and United Technologies Communications, where he was responsible for $300 million in annual sales. At such companies as First Pacific, Datum, Odetics and Spectrian, Mr. Sinnar was responsible for all business operations and drove extraordinary growth through mergers and internal programs. He launched wireless telecummunications products around the world ranging from $10 million to $70 million in first years' sales for these four companies.

Mr. Sinnar is a graduate of Benjamin Franklin University. He is a member of the Board of Directors of two early stage telecommunications firms. He resides in Villa Park, California with his family.

For more information regarding the Employment Agreement, reference is made to the Employment Agreement attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits


(c)            Exhibits

Exhibit No.    Description
----------     ---------------------------------------------------------------
10.14          Employment  Agreement dated March 8, 2005 between Viper Networks,
               Inc. and Donald W. Sinnar


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIPER NETWORKS, INC.


Dated: March 14, 2005                By:/s/ Jasun A. Sunstein
                                       ------------------------------------
                                       Jason A. Stunstein
                                       Vice President Finance and Secretary

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is entered into on March 8, 2005, ("Effective Date") by and between Donald W. Sinnar (the "Employee") and VIPER NETWORKS, INC., a Utah corporation (the "Company").

1.   DUTIES AND SCOPE OF EMPLOYMENT.

(a) POSITION. For the term of his employment under this Agreement ("Employment"), the Company agrees to employ the Employee in the position of Senior Vice President of World Wide Sales or in such other position as the Company subsequently may assign to the Employee. The Employee shall report to the Company's President and Chief Executive Officer.

(b) DUTIES. The Employee will manage all sales functions in the Company. The Employee will select, hire and train sales employees as required. The employee will make hiring decisions and priorities in line with the goals of the Company. Any staff required to fulfill the Companys sales goals will be at the discretion of the Employee, within the agreed upon budget guidelines set forth by the Chief Financial Officer and the Chief Executive Officer of the Company. Employee will perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

(c) OBLIGATIONS TO THE COMPANY. During the term of his Employment, the Employee shall devote his full business efforts and time to the Company. During the term of his Employment, without the prior written approval of the Company, the Employee shall not render services in any capacity to any other person or entity and shall not act as a sole proprietor, partner or managing member of any other person or entity or as a shareholder owning more than one percent of the stock of any other corporation. The foregoing, however, shall not preclude the Employee from engaging in reasonable community, school or charitable activities; provided, however, Employee shall not engage in any other business, professional or charitable activities that could reasonably be expected to conflict with the Employee's duties, responsibilities and obligations hereunder. The Employee shall comply with the Company's policies and rules, as they may be in effect from time to time during the term of his Employment.

(d) NO CONFLICTING OBLIGATIONS. The Employee represents and warrants to the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. The Employee represents and warrants that he will not use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which he or any other person has any right, title or interest and that his employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person. The Employee represents and warrants to the Company that he has returned all property and confidential information belonging to any prior employer.

2.   CASH AND INCENTIVE COMPENSATION.

(a) SALARY. The Company shall pay the Employee as compensation for his services a base salary at a gross annual rate of $200,000 (two hundred thousand dollars) (the "Base Salary"). The Base Salary shall be paid, initially, to Employee in the form of i) $140,000 (one hundred forty thousand dollar) in cash (the "Cash Salary") and ii) $60,000 (sixty thousand dollars) in the Company's common stock, issued quarterly at the then current market price, (the "Stock Salary"). The salary allocation (between cash and stock) will be reviewed at the close of each calendar quarter and revised according to the below described terms for the following calendar quarters. The Cash Salary shall be increased to $160,000 (one hundred sixty thousand dollars) and the Stock Salary reduced to $40,000 (forty thousand dollars) when the company's retail sales reach $3,000,000 (three million dollars) annually. The Cash Salary shall be increased to $180,000 (one hundred eighty thousand dollars) and the Stock Salary reduced to $20,000 (twenty thousand dollars) when the Company's retail sales reach $4,000,000 (four million dollars) annually. The Cash Salary shall be increased to $200,000 (two hundred thousand dollars) and the Stock Salary reduced to zero when the Company's retail sales reach $5,000,000 (five million dollars) annually. Such Cash Salary shall be payable in accordance with the Company's standard payroll procedures. Such Stock Salary shall be issued in shares of the Company's Common Stock at the close of each quarter based on the market close price, on the last market day of the quarter. (The annual compensation specified in this Subsection (a), together with any increases in such compensation that the Company may grant from time to time, is referred to in this Agreement as "Base Compensation").


(b) INCENTIVE BONUSES. The Employee shall be paid $60,000 (sixty thousand dollars) in the Company's common stock, at the then current market price, when the company's retail sales reach $5,000,000 (five million dollars) in annual sales. The Employee shall be paid $70,000 (seventy thousand dollars) in the Company's common stock, at the then current market price, when the Company's retail sales reach $10,000,000 (ten million dollars) in annual sales. The Employee shall be paid $80,000 (eighty thousand dollars) in the Company's common stock, at the then current market price, when the Company's retail sales reach $15,000,000 (fifteen million dollars) in annual sales. Retail sales are those sales not generated by Viper International, LLC, Brasil Communications, LLC, Mid-Atlantic International, Inc. or any other Company or entity selling wholesale traffic.

(c) LONG TERM COMPENSATION. The Employee will receive Incentive Stock Options on 3,000,000 (three million) shares of the Company's common stock upon the effective date of this agreement, which will vest to the Employee over 5 years at the rate of 20% on each anniversary of the effective date of this agreement, provided Employee is employed by the Company at the time of the scheduled vesting. The exercise price for each of the options granted herein shall be the closing bid price as of the Effective Date of this Agreement. In addition, the Employee shall be eligible for additional annual incentive stock option grants of the Company's common stock in accordance with the Company's Long Term Stock Option Incentive Plan when implemented and approved by the Board of Directors, which will be incorporated herein by reference.

(d) RELOCATION. The Employee is expected to maintain a primary working place in Irvine, California. Should the Company require the Employee to relocate to San Diego, California or any other location more than 35 miles from Irvine, California, then the Company will reimburse the Employee for temporary living costs and travel costs incurred for up to 12 months after the effective date of the change of location. The Employee will obtain temporary living facilities at a Residence Inn or equivalent lodging convenient to such location as Employee may be assigned. The Employee will make every effort to minimize temporary living expenses. The Employee will be afforded all relocation benefits afforded other executives of the Company to the extent that the Employee will be "kept whole" financially in relocating to such other location as Employee may be assigned.

(g) OTHER. The Employee shall participate in any additional compensation, incentive and benefit programs offered by the Company to similarly situated executive Employees. If the Employee elects not to participate in the Company sponsored medical, dental and vision benefit program, the Company will pay the Employee in cash the Company's cost for providing such programs.

(h) SHARE RESTRICTIONS. All Shares issued hereunder will have not been registered under the Act or under any state securities law. Employee understands that the Shares will be characterized as "restricted" securities under federal securities laws and that under such laws and applicable regulations such Shares may not be resold without registration except in certain limited circumstances. Employee agrees that he will not sell all or any portion of the Shares except pursuant to registration under the Act or pursuant to an available exemption from registration under the Act. Employee understands and acknowledges that all certificates representing the Shares shall bear the following legend or a legend of similar import and the Company shall refuse to transfer the Shares except in accordance with such restrictions:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER CERTAIN STATE SECURITIES LAWS. NO SALE OR TRANSTER OF THESE SHARES MAY BE MADE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COMPANY THAT REGISTRATION UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE OR TRANSFER."

3. VACATION AND EMPLOYEE BENEFITS. During the term of his Employment, the Employee shall be eligible to take up to four weeks paid vacation per annum in accordance with the Company's standard policy applicable to all of its Employees, as it may be amended from time to time. Any unused vacation time in any calendar year shall not be carried forward to the next calendar year and shall be forfeited. During the term of his Employment, the Employee shall be eligible to participate in any Employee benefit plans maintained by the Company for similarly situated executive Employees, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

4. BUSINESS EXPENSES. During the term of his Employment, the Employee shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Employee for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies. Any single expenditure in excess of $500 shall require the prior approval of the Company's Chief Executive Officer or Chief Financial Officer in the form of the Company's normal travel authorization.

5. TERM OF EMPLOYMENT.

(a) BASIC RULE. The Company agrees to continue the Employee's Employment, and the Employee agrees to remain in Employment with the Company, from the Effective Date until the earlier of:

     (i) The close of the applicable Initial Term or Renewal Period, as determined under Subsection 5(b) below; or

     (ii) The date when the Employee's Employment terminates pursuant to Subsection 5(c) below.

(b) INITIAL TERM AND RENEWAL PERIODS. The initial term of this Agreement shall end on March 7, 2008 (the "Initial Term"). Thereafter this Agreement shall automatically be renewed for successive 12-month periods (the "Renewal Periods"), unless either party has given the other party written notice of non-renewal not less than 45 days prior to the close of the Initial Term or Renewal Period then in effect.

(c) EARLY TERMINATION. The Employee may terminate his Employment at any time and for any reason (or no reason) by giving the Company 30 days' advance notice in writing. The Company may terminate the Employee's Employment at any time and for any reason (or no reason), and with or without Cause, by giving the Employee 30 days' advance notice in writing. The Company may also terminate the Employee's active Employment due to Permanent Disability by giving the Employee notice in writing. For all purposes under this Agreement, "Permanent Disability" shall mean that the Employee, at the time notice is given, has failed to perform his duties under this Agreement for 60 or more consecutive days or for 90 or more days during any 12-month period as the result of his incapacity due to physical or mental injury, disability or illness. The Employee's Employment shall terminate automatically in the event of his death.

(d) EMPLOYMENT AT WILL. The Employee's Employment with the Company shall be "at will." Any contrary representations which may have been made to the Employee shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between the Employee and the Company on the "at will" nature of the Employee's Employment, which may only be changed in an express written agreement signed by the Employee and a duly authorized officer of the Company.

(e)  RIGHTS AND OBLIGATIONS UPON  TERMINATION.  Except as expressly  provided in
     Section 6, upon the termination of the Employee's Employment pursuant to this Section 5, the Employee shall only be entitled to the compensation, benefits and reimbursements described in Sections 2, 3 and 4 for the period preceding the effective date of the termination. The payments under this Agreement shall fully discharge all responsibilities of the Company to the Employee. The termination of this Agreement shall not limit or otherwise affect the Employee's obligations under Section 7.

6. TERMINATION BENEFITS.

(a) GENERAL RELEASE. Any other provision of this Agreement notwithstanding, Subsections 6(b) and (c) below shall not apply unless the Employee (i) has executed a general release (in a form prescribed by the Company) of all known and unknown claims that he may then have against the Company or persons affiliated with the Company and (ii) has agreed not to prosecute any legal action or other proceeding based upon any of such claims.

(b) SEVERANCE PAY. The Company shall pay the Employee the equivalent of his Base Compensation and prorated incentive bonus in Section 2(b) above, for the period and in accordance with the terms stated below:

     (i) The Company terminates the Employee's Employment under Section 5(c) for any reason other than Cause or Permanent Disability, severance pay for the period stated below payable in accordance with the Company's standard payroll procedures from the effective date of the termination of his Employment;

          (1) six (6) months severance pay if annualized retail sales are less than $4,000,000 (four million dollars),

          (2) twelve (12) months severance pay if annualized retail sales are $4,000,000 (four million dollars) in annual sales but are less than $8,000,000 (eight million dollars),

          (3) eighteen (18) months severance pay if annualized retail sales are $8,000,000 (eight million dollars) in annual sales but are less than $12,000,000 (twelve million dollars), or

          (4) twenty-four (24) months severance pay if annualized retail sales are $12,000,000 (twelve million dollars) in annual sales;

     (ii) The Company was subject to a Change in Control and, within 12 months thereafter, the Employee resigns for Good Reason or is terminated, two
          (2) years severance pay is payable in one lump sum; or

     (iii)If Employee is terminated for Cause or this Agreement is not renewed pursuant to Section 5(b), Employee shall not be entitled to any Severance Pay.

     Base Compensation under this Subsection 6(b) shall be paid at the rate in effect at the time of the termination of Employment.

(c) EMPLOYEE BENEFITS. If Subsection 6(b) above applies, the Company shall continue the coverage of the Employee and then covered dependents (if applicable) under any Employee benefit plans described in Section 3 for a period following the effective date of the termination of the Employee's employment for a period equal in term to the length of severance pay determined in Subsection 6(b) above consistent with the health care continuation requirements of COBRA. To the extent that such plans or the insurance contracts or provider agreements associated with such plans do not permit the extension of the Employee's coverage following the termination of his active employment, the Company shall pay the Employee cash in an amount equal to the cost to the Company of the coverage that cannot be provided. The cash payments shall be made in accordance with Subsection (b) above.

(d) ACCELERATED VESTING. If Subsection 6(b) above applies, the Employe's stock options granted in Section 2(c) above by the Company shall be immediately fully vested and exercisable.

(e) COBRA. If Subsection 6(b) above applies, and if the Employee elects to continue his health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") following the termination of his Employment, then the date of the "qualifying event" for purposes of COBRA shall be the Employee's last day of active employment.

(f) DEFINITION OF "CAUSE." For all purposes under this Agreement, "Cause" shall mean:

     (i) The Employee's misconduct relating to the Company's published policies for conducting the Company's business affairs, if such misconduct continues for 15 days or more after the Company has given the Employee written notice describing such misconduct and advising him of the consequences of such misconduct under this Agreement; provided that such notice shall be required only with respect to the first occurrence of such misconduct;

     (ii) The Company's retail sales fail to achieve a projected or annualized run rate of $5,000,000 (five million dollars) in annual sales;

     (iii)The Employee's conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;

     (iv) The Employee's failure or refusal to carry out the reasonable directives of the Company, if such failure continues for three days or more after the Company has given the Employee written notice describing such failure and advising him of the consequences of such failure under this Agreement; provided that such notice shall be required only with respect to the first such failure;

     (v)  Any  breach  of  this  Agreement,   the  Proprietary  Information  and
          Inventions Agreement between the Employee and the Company, or any other agreement between the Employee and the Company;

     (vi) Threats or acts of violence directed at any present, former or prospective Employee, independent contractor, vendor, customer or business partner of the Company; or

     (vii)Fraud, dishonesty or embezzlement involving the assets or revenues of the Company or its affiliates, customers or suppliers.

(g) DEFINITION OF "CHANGE IN CONTROL." For all purposes under this Agreement, "Change in Control" shall mean:

     (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such transaction own immediately after such transaction 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;

     (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

     (iii)A change in the composition of the Board, as a result of which fewer than a majority of the incumbent directors are directors who either
          (A) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved provided, however this subsection shall not apply to any change of Directors required in order to comply with the Sarbanes-Oxley Act of 2002, as amended;

     (iv) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iv), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (A) a trustee or other fiduciary holding securities under an Employee benefit plan of the Company or of a parent or subsidiary of the Company and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; or

     (v) Any change in control required to be reported by Item 1 of Form 8-K of the Securities and Exchange Commission or by Item 6(e) of Schedule 14A set forth in Rule 14a-101 under the Exchange Act (or by any successor of either).

     A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding Company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(h) DEFINITION OF "GOOD REASON." For all purposes under this Agreement, "Good Reason" shall mean:

     (i) A significant diminution in the nature or scope of the Employee's authority, duties or responsibilities in effect immediately prior to the Change in Control;

     (ii) Any reduction in the rate of the Employee's Base Compensation in effect immediately prior to the Change in Control or a reduction of 10% or more in the value of the Employee's aggregate compensation and benefits in effect immediately prior to the Change in Control;

     (iii)The relocation of the Employee's principal place of employment to a site more than 35 miles removed from his principal place of employment immediately prior to the Change in Control; or

     (iv) An increase of 25% or more in the average amount of time per month that the Employee is required to take overnight trips from his principal place of employment, relative to the average amount of time per month that the Employee was required to take overnight trips from his principal place of employment immediately prior to the Change in Control.

7. EMPLOYEE'S COVENANTS.

(a) NON-SOLICITATION. During the period commencing on the date of this Agreement and continuing until the second anniversary of the date when the Employee's Employment terminated for any reason, the Employee shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on the Employee's own behalf or on behalf of any other person or entity) either (i) the employment of any Employee of the Company or any of the Company's affiliates or (ii) the business of any customer of the Company, or of any of the Company's affiliates, with whom the Employee had contact during his Employment. During such period, the Employee shall not encourage or induce, or take any action that has the effect of encouraging or inducing, any Employee of the Company or any of the Company's affiliates to terminate his or her employment.

(b)  NON-DISCLOSURE.   The  Employee   will  execute  the   Company's   standard
     Proprietary Information and Inventions Agreement simultaneously with the execution of this Agreement, which is incorporated herein by reference.

(c) NON-COMPETITION. If this Agreement is terminated for any reason,, during the twelve month period following the effective date when the Employee's employment is terminated, the Employee shall not, directly or indirectly (other than on behalf of the Company or with the Company's prior written consent, which will not be unreasonably withheld), engage in a Competitive Business Activity. . The term "Competitive Business Activity" shall mean:

     (i) Engaging in, or managing or directing persons engaged in, any business in which the Company or any of the Company's affiliates is engaged at the time of the termination of the Employee's Employment, whether independently or as an Employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise;

     (ii) Acquiring or having an ownership interest in any entity that derives more than 15% of its gross revenues from any business in which the Company or any of the Company's affiliates is engaged at the time of the termination of the Employee's Employment, except for ownership of 1% or less of any entity whose securities are freely tradable on an established market; or

     (iii)Participating in the financing, operation, management or control of any firm, partnership, corporation, entity or business described in Subsection 7(c)(ii) above.

(d) NON-DISPARAGEMENT. If Employee's Employment is terminated for any reason, the Employee shall not directly or indirectly, personally or through others, disparage the Company or its management.

(e) INJUNCTIVE RELIEF. The Employee acknowledges and agrees that his failure to perform any of his covenants in this Section 7 would cause irreparable injury to the Company and cause damages to the Company that would be difficult or impossible to ascertain or quantify. Accordingly, without limiting any other remedies that may be available with respect to any breach of this Agreement, the Employee consents to the entry of an injunction to restrain any breach of this Section 7.

(f) SURVIVAL. The covenants in this Section 7 shall survive any termination or expiration of this Agreement and the termination of the Employee's Employment with the Company for any reason.

8. SUCCESSORS.

(a) COMPANY'S SUCCESSORS. This Agreement shall be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets, which become bound by this Agreement.

(b) EMPLOYEE'S SUCCESSORS. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

9. MISCELLANEOUS PROVISIONS.

(a) NOTICE. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when (i) personally delivered, (ii) delivered to the U.S. Postal Service for delivery by registered or certified mail or (iii) delivered to a comparable private service offering guaranteed deliveries in the ordinary course of its business. Notice under clauses (ii) and (iii) shall be valid only if delivery charges have been prepaid and a return receipt will be furnished. In the case of the Employee, notice under clauses (ii) and (iii) shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, notice under clauses
     (ii) and (iii) shall be addressed to its corporate headquarters and directed to the attention of its Secretary.

(b) MODIFICATIONS AND WAIVERS. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(c) WHOLE AGREEMENT. This Agreement supersedes any prior employment agreement between the Employee and the Company. No other agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement and the Proprietary Information and Inventions Agreement between the Employee and the Company contain the entire understanding of the parties with respect to the subject matter hereof.

(d) WITHHOLDING TAXES. All payments made under this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law.

(e) CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California (except their provisions governing the choice of law).

(f)  SEVERABILITY.  The  invalidity  or  unenforceability  of any  provision  or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

(g) ARBITRATION. Subject to Section 7(e), any controversy or claim arising out of or relating to this Agreement or the breach thereof, or the Employee's Employment or the termination thereof, shall be settled in San Diego County, California, by arbitration in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. The decision of the arbitrator shall be final and binding on the parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The parties hereby agree that the arbitrator shall be empowered to enter an equitable decree mandating specific enforcement of the terms of this Agreement. The Company and the Employee shall share equally all fees and expenses of the arbitrator; provided, however, that the Company or the Employee, as the case may be, shall bear all fees and expenses of the arbitrator and all of the legal fees and out-of-pocket expenses of the other party if the arbitrator determines that the claim or position of the Company or the Employee, as the case may be, was without reasonable foundation. The Employee hereby consents to personal jurisdiction of the state and federal courts located in the State of California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.

(h) NO ASSIGNMENT. This Agreement and all rights and obligations of the Employee hereunder are personal to the Employee and may not be transferred or assigned by the Employee at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

(i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


Viper Networks, Inc.

     /s/ Ronald G. Weaver
By:_________________________________
    Ronald G. Weaver
Title: President and CEO


EMPLOYEE:

/s/ Donald W. Sinnar
_____________________________________
Donald W. Sinnar